EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF PENOLA INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Penola Inc. for the quarter ended November 30, 2013, the undersigned, Stuart Carnie, President of Penola Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended November 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended November 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of Penola Inc.

Date: January 24, 2014	By:	/s/ Stuart Carnie
Stuart Carnie
President, and
principal financial officer and principal accounting officer